     ANNUALMEETING  2018  Exhibit 99.2

   2018 Annual Meeting  Forward Looking Statements & Non-GAAP Measures  2  Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2017, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and in other filings with the Securities and Exchange Commission. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP. These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP. A reconciliation of those financial measures to United States GAAP financial measures is included under “Supplemental Information” in this presentation and is available on the company’s website at www.tredegar.com under “Investors”.The presentation speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management’s expectations or any change in conditions, assumptions or circumstances on which such statements are based.

2018 Annual Meeting

Agenda

- Tredegar Financial Report
  Drew Edwards, Vice President and Chief Financial Officer
- Update on Surface Protection
  Bapi DasGupta, President Surface Protection
- Update on Personal Care
  Steve Prince, President Personal Care
- Concluding Remarks
  John Gottwald, President and Chief Executive Officer
- Questions

3

   Tredegar Financial Report      Drew EdwardsVice President and Chief Financial Officer

   2018 Annual Meeting  Bridge of Tredegar First Quarter 2017 to 2018 EPS from Ongoing Operations  5  ($ Millions Except EPS Data)

   2018 Annual Meeting  Tredegar EPS from Ongoing Operations Since 2012  6

   2018 Annual Meeting  Tredegar Debt, Net of Cash (“Net Debt”)  7  ($ Millions)

   Surface Protection      Bapi DasGuptaPresident Surface Protection

   2018 Annual Meeting  Surface Protection Introduction  9  Leading provider of highly specialized films used to protect extremely sensitive surfaces of critical components, including optical films and specialty substrates in display devices (TVs, tablets, phones, etc.)Value Proposition – Improve yields and ensure pristine quality during customer manufacturing processes & shipment = $$$ savings to customers + supply reliability  Technology and Quality Leader in Industry

   2018 Annual Meeting  Surface Protection Financial Performance   10  Display industry = $185 billion; Projected 5-Year CAGR = 4-5%*; Industry is cyclicalSurface Protection 10 year sales CAGR in line with industry at 6% with record operating profit in 2017  *Source: IHS Display Long Term Demand Forecast Tracker – Q3 2017

2018 Annual Meeting

Tredegar CORPORATION

Surface Protection Threats, Challenges and Countermeasures

Risks

- **Product substitution** ($5 - $10 million operating profit exposure)
- **Customer concentration**
- **Electronics industry cyclicality and pricing pressure**

Countermeasures

- **Customer diversification**
  - **# 1 business priority**
- **Value-added new products**
- **Continuous improvement in quality for higher performance devices**

Proactively addressing threats & challenges

11

   2018 Annual Meeting  Surface Protection Growth Strategy   12

2018 Annual Meeting

Surface Protection Growth Opportunities

- Growth opportunities driven by "Internet of Things" and demand for higher performance displays:
  - Flexible displays
  - Automotive displays
  - Higher performance mobile phone market
  - Large screen displays
  - Touch screens





Supported by robust product pipeline including potential technology disruptors

13

   Personal Care      Steve PrincePresident Personal Care

 Feminine Care Products    2018 Annual Meeting  What Does Personal Care Do?    Our Areas of Focus:  Acquisition Distribution Layer    15  We develop Topsheet, Acquisition Distribution Layer & Elastic Products for Feminine Care Pads, Diapers and Adult Incontinence Applications    Elastics  Adult Incontinence Under Garments      Baby & AdultDiapers          Topsheet

   2018 Annual Meeting  Personal Care Net Sales Trend  16

   2018 Annual Meeting  Personal Care R&D Spending to Drive Growth  17

2018 Annual Meeting

Personal Care Elastics Growth

Moving Toward Full Utilization of $10 Million European Elastics Investment

- Now offering "*zoned*" elastic materials
- Expecting continued growth in Elastics volumes in 2018
- New materials have captured new customers and applications
- Breathable elastic films and fabrics promoting quality of life



Baby & Adult Diapers

Investing $25 Million in North America Elastics

- Two state of the art manufacturing assets in Terre Haute, IN
- Leveraging off of successes with European Elastics

Become the "Go To" supplier and solution provider for Comfort, Fit & Confidence

18

   2018 Annual Meeting  Personal Care Topsheet Strategy  19  Successful launch of ADL for baby diapers in Latin America$14 million revenue in 2017Leverage win in Latin America to globally penetrate ADLs Solve our customers’ toughest problem: Grow market share with improved product performance at lower costsDedicated R&D resources to launch next generation ADLsEnhance consumer’s diapering experience with superior dryness & comfortPlan to launch in North America and Europe in May 2018    AquiDry™ PlusADL

   2018 Annual Meeting  Personal Care Acquisition Distribution Layer (ADL) Growth  20  Strategy: Deliver Unsurpassed Comfort, Fit and Dryness by Emphasizing our Hydroforming TechnologyExpect Two New Platforms to Launch in 2019Cottony soft films Laminate fabrics that deliver a best-in-class combination of softness, dryness, and leakage prevention  Establish Tredegar as the Topsheet Leader and Broaden Customer Base

2018 Annual Meeting

Tredegar CORPORATION

Personal Care Summary

Personal Care Going Through a Total Transformation

- Historical dependence on P&G

Strategic Focus to Drive Growth

- Diversifying our customer base
- Execute Elastics growth initiatives
- Continue to grow the ADL business with new products
- Develop and sell new Hydroformed Film & Laminate Topsheets


PERSONAL
CARE
Phoenix Rising

21

Concluding Remarks      John GottwaldPresident and Chief Executive Officer

   2018 Annual Meeting  Tredegar Rolling TTM EPS from Ongoing Operations Since Q4-14  23

 Record Year in 2017Strategic Focus:New ProductsNew Customers    2018 Annual Meeting  Surface Protection  24

   2018 Annual Meeting  Personal Care Challenge  25  $70 Million Sales Decline on the Horizon

 Invest$35 Million Capital in Elastics$11 Million R&D Spending in 2017ObjectiveNew ProductsNew Customers    2018 Annual Meeting  Answer  26

   Questions

   GAAP to Non-GAAP Reconciliations

 GAAP to Non-GAAP Reconciliations  29

 GAAP to Non-GAAP Reconciliations  30  3.  The rolling quarterly trailing 12 months EPS from ongoing operations was computed using the quarterly reconciliations of US GAAP EPS to non-GAAP EPS from ongoing    operations provided in the quarterly earnings press releases and "Operating Results by Segment" on the Quarterly Results page of the Investors section on Tredegar’s website.